UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 18, 2016
FORM 8-K

ACUCELA INC.
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	000-55133 (Commission File Number)	02-0592619 (IRS Employer Identification No.)

1301 Second Avenue, Suite 4200
Seattle, Washington 98101
(Address of principal executive offices, including zip code)

(206) 805-8300
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2016 Annual Meeting of Shareholders (the “Annual Meeting”) of Acucela Inc. (the “Company”) was held on October 18, 2016. At the Annual Meeting, proxies representing 30,901,258 shares of the Company’s common stock, or approximately 82.1% of the total shares entitled to vote, were present and voted to (i) approve the adoption of the merger agreement among the Company, Acucela Japan KK and Acucela North America Inc. (“US Merger Co”), pursuant to which the Company will be merged with and into US Merger Co, with US Merger Co surviving the merger as a wholly-owned subsidiary of Acucela Japan KK (the “Redomicile Transaction”), (ii) elect the five nominees to the Board of Directors and (iii) ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2016. The adjournment proposal was not acted upon at the Annual Meeting. The proposals related to each matter are described in detail in the Company’s definitive proxy statement/prospectus on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on September 15, 2016. The voting results for each proposal are as follows:

1.	To approve the adoption of the merger agreement by and among the Company, Acucela Japan KK and Acucela North America Inc.:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,850,430	36,278	14,400	150

2.	To elect the five nominees to the Board of Directors, each to serve a one-year term

Nominee	Votes For	Withheld	Broker Non-Votes
Shintaro Asako	30,850,130	47,678	3,450
Ryo Kubota, M.D., Ph.D.	30,852,230	45,478	3,550
Shiro Mita	30,851,630	46,678	2,950
Eisaku Nakamura	30,850,730	47,478	3,050
Robert Takeuchi	30,850,930	47,378	2,950

3.	To ratify the appointment of BDO USA, LLP as the Company’s independent registered accounting firm for 2016:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,837,774	41,584	21,900	—

Item 8.01	Other Events.
On October 18, 2016, the Company issued a press release and notice announcing the results of the Annual Meeting. The press release and notice are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
Exhibit Number	Description
99.1	Press release dated October 18, 2016.
99.2	Notice of Resolutions of the Annual Meeting of Shareholders dated October 18, 2016

Cautionary Statement Regarding Forward Looking Statements

This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, including with respect to the ability of the Company to consummate the Redomicile Transaction. Such forward-looking statements typically can be identified by the use of words such as “expect,” “estimate,” “anticipate,” “forecast,” “intend,” “project,” “target,” “plan,” “believe” and similar terms and expressions. Forward-looking statements are based on current expectations and assumptions. Although the Company believes that its expectations and assumptions are reasonable, it can give no assurance that these expectations and assumptions will prove to have been correct, and actual results may vary materially. For example, (1) the Company may abandon the Redomicile Transaction; (2) conditions to the closing of the Redomicile Transaction may not be satisfied; (3) problems may arise in connection with the relocation of the Company’s headquarters to Japan, which may result in less effective or efficient operations; (4) the Redomicile Transaction may involve unexpected costs, unexpected liabilities or unexpected delays; (5) the Company’s business may suffer as a result of uncertainty surrounding the Redomicile Transaction; (6) the Company may not realize the anticipated benefits of the Redomicile Transaction; (7) the Redomicile Transaction may negatively impact the Company’s relationships, including with employees, suppliers, collaborators, competitors and investors; (8) the Redomicile Transaction may result in negative publicity affecting the Company’s business and the price of the Company’s common stock; (9) the Redomicile Transaction may have negative tax consequences to the Company and holders of the Company’s common stock; (10) the Company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s investigational product candidates may not demonstrate the expected safety and efficacy; (12) the Company’s pre-clinical development efforts may not yield additional product candidates; (13) any of the Company’s or its collaborators’ product candidates may fail in development, may not receive required regulatory approvals, or may be delayed to a point where they are not commercially viable; and (14) new developments in the intensely competitive ophthalmic pharmaceutical market may require changes in the Company’s clinical trial plans or limit the potential benefits of its investigational product candidates, as well as the other risks identified in the Company’s filings with the Securities and Exchange Commission. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the business of the Company described in the “Risk Factors” section of its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by the Company from time to time with the SEC, as well as the risks and uncertainties described in the “Risk Factors” section of the Registration Statement on Form S-4 (File No. 333-210469) (the “Form S-4”) filed by Acucela Japan KK with the SEC on March 30, 2016, as amended on August 12, 2016, in connection with the Redomicile Transaction, which Form S-4 was declared effective by the SEC on August 17, 2016. All forward-looking statements included in this document are based upon information available to the Company on the date hereof, and the Company does not assume any obligation to update or revise any such forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, performance or events and circumstances reflected in those statements will be achieved or will occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements. Except as required by law, we do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. You should read the documents we have filed with the SEC for more complete information about the Company. These documents are available on both the EDGAR section of the SEC’s website at www.sec.gov and the Investor Relations section of the Company’s website at ir.acucela.com.
Additional Information and Where to Find it

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Acucela Japan KK filed the Form S-4 with the SEC on March 30, 2016, as amended on August 12, 2016, that includes a preliminary prospectus of Acucela Japan KK and a preliminary proxy statement of the Company, and each of Acucela Japan KK and the Company also plans to file other relevant documents with the SEC regarding the Redomicile Transaction. The Form S-4 was declared effective by the SEC on August 17, 2016 and the definitive proxy statement/prospectus was first mailed to the shareholders of the Company on September 15, 2016. INVESTORS AND SECURITY HOLDERS OF ACUCELA INC. ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) CAREFULLY AS WELL AS ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ACUCELA JAPAN KK, ACUCELA INC. AND THE REDOMICILE TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant documents (when available) filed and to be filed with the SEC from the SEC’s web site at www.sec.gov or at the Company’s web site at ir.acucela.com. Investors and security holders may also read and copy any reports, statements and other information filed by Acucela Inc. or Acucela Japan KK, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room. Investors and security holders may also obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents (when available) by directing a request by mail or telephone to Investor Relations, Acucela Inc., 1301 Second Avenue, Suite 4200, Seattle, WA 98101, telephone (206) 805-8300.
Participants in the Merger Solicitation

Acucela Inc. and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed Redomicile Transaction. Information about these persons is set forth in the Company’s Annual Report on Form 10-K filed by the Company with the SEC on March 11, 2016, and is included in the Form S-4 and in any documents subsequently filed by its directors and officers under the Securities Exchange Act of 1934, as amended. These documents can be obtained free of charge from the sources indicated above. Investors and security holders may obtain additional information regarding the interests of such persons, which may be different from those of the Company’s shareholders generally, by reading the proxy statement/prospectus and other relevant documents regarding the proposed inversion to be filed with the SEC when they become available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUCELA INC.
Date: October 19, 2016

	By:	/s/ John E. Gebhart
John E. Gebhart
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated October 18, 2016.
99.2	Notice of Resolutions of the Annual Meeting of Shareholders dated October 18, 2016